Exhibit 10.1.1

FORM

SENDGRID, INC.

STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT is made this     day of            ,      by and between SendGrid, Inc., a Delaware corporation (the “Company”), and                      , the Option Holder under the SendGrid, Inc. 2009 Amended and Restated Equity Incentive Plan (the “Plan”).

RECITALS

A.            All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, or if not defined herein, in the Plan.

B.            The Board has adopted the Plan for the purpose of retaining the services of selected employees, non-employee members of the Board and consultants and other independent advisors in the service of the Company.

C.            Option Holder is to render valuable services to the Company, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Option Holder.

NOW, THEREFORE, it is hereby agreed as follows:

AGREEMENT

1.             DEFINITIONS.

The following definitions shall be in effect under this Agreement:

(a)           “Affiliate” means, with respect to the Company, (i) any Subsidiary of the Company, and (ii) any other corporation or entity that is affiliated with the Company through stock ownership or otherwise and is designated as an “Affiliate” by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an “Affiliate” means any parent or subsidiary of the Company as defined in Section 424 of the Code.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)           “Committee” means the Board, or if so delegated by the Board, a committee consisting of not less than two members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. The Committee shall select Participants from Eligible Employees, Eligible Consultants and Eligible Non-Employee Directors of the Company and its

Affiliates and shall determine the Awards to be made pursuant to the Plan and the terms and conditions thereof.

(e)           “Disabled” or “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(f)            “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

(g)           “Exercise Date” means the date on which the Option shall have been exercised in accordance with Section 8 of this Agreement.

(h)           “Expiration Date” means the date on which the Option expires as specified in the Grant Notice.

(i)            “Fair Market Value” means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which the Stock is then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith.

(j)            “Grant Date” means the date of grant of the Option as specified in the Grant Notice.

(k)           “Grant Notice” means the Notice of Stock Option Grant accompanying this Agreement pursuant to which Option Holder has been informed of the basic terms of the Option evidenced by this Agreement.

(l)            “Incentive Option” means an Option designated as such and granted in accordance with Section 422 of the Code.

(m)          “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Option Holder, any material unauthorized use or disclosure by such person of confidential information or trade secrets of the Company or the Successor, or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or the Successor) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Affiliate (or its respective Successor) to discharge or dismiss the Option Holder from the Service of the Company or any Affiliate (or its respective Successor) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(n)           “Option” has the meaning given to that term in Section 2 of this Agreement.

(o)           “Option Period” has the meaning given to that term in Section 3 of this Agreement.

(p)           “Option Price” means the exercise price payable per Option Share as specified in the Grant Notice.

(q)           “Option Shares” means the number of Shares of Stock subject to the Option as specified in the Grant Notice.

(r)           “Purchase Agreement” means the Stock Purchase Agreement in substantially the form attached to the Grant Notice.

(s)            “Service” means service to the Company or an Affiliate as an employee, a non-employee director or a consultant or advisor, except to the extent otherwise specifically provided in an Award Agreement. The Committee determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan. Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in capacity in which the Participant provides Service to the Company or an Affiliate or a transfer between the Company and its Affiliates; provided there is no interruption or other termination of Service.

(t)            “Share” means one whole share of Stock.

(u)           “Stock” means the common stock of the Company.

(v)           “Successor” means a successor in interest to the Company upon a Change in Control.

2.             GRANT OF OPTION. The Company hereby grants to Option Holder, as of the Grant Date, an option (this “Option”) to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option Period at the Option Price.

3.             OPTION PERIOD. The Option shall have a term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date as specified in the Grant Notice, unless sooner terminated in accordance with Section 5 or 6 or upon a Change in Control as set forth in Section 5 of the Plan (the “Option Period”).

4.             DATES OF EXERCISE. The Option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the Option becomes exercisable for such installments, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Section 5 or 6 or upon a Change in Control as set forth in Section 5 of the Plan.

5.             CESSATION OF SERVICE. The Option Period shall terminate (and the Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a)           If the Service of the Option Holder is terminated within the Option Period for Misconduct, the Option shall thereafter be void for all purposes.

(b)           If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder’s termination of Service on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Option Shares that had become vested on or before the date of the Option Holder’s termination of Service because of Disability.

(c)           If the Option Holder dies during the Option Period while still in Service of the Company or within the one year period referred to in (b) above or the three-month period referred to in (d) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within one year following the Option Holder’s death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Option Shares that had become vested on or before the date of the Option Holder’s death.

(d)           If the Service of the Option Holder is terminated within the Option Period for any reason other than Misconduct, Disability, or death, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Option Shares that had become vested on or before the date of termination of Service.

6.             CHANGE IN CONTROL TRANSACTION. Upon a Change in Control, the Options shall be subject to the provisions of the Plan regarding Change in Control.

7.             STOCKHOLDER PRIVILEGES. The Option Holder shall not have any rights as a stockholder with respect to the Option Shares until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided pursuant to the Change in Control provisions referenced in Section 6.

8.             MANNER OF EXERCISING OPTION.

(a)           To exercise an Option, the Option Holder shall deliver written notice to the Company specifying the number of Option Shares for which the Option is exercised. The purchase of such Option Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by one or any combination of the methods set forth below and the other conditions to exercise set forth in Section 8(b) shall be satisfied or otherwise waived by the Company.

(b)           To exercise the Option, Option Holder (or any other person or persons exercising the Option) must:

(i)            Execute and deliver to the Company the Purchase Agreement.

(ii)           Pay the aggregate Option Price for the purchased Option Shares in one or more of the following forms (or by any other method approved by the Committee upon the request of the Option Holder):

(A)          in cash;

(B)          by certified check, cashier’s check or other check acceptable to the Company, payable to the order of the Company;

(C)          if expressly permitted by a resolution of the Committee applicable to this Option at the time of exercise (whether such resolution is applicable solely to this Option or is generally applicable to some or all Options outstanding under the Plan), to the extent such Option Price is in excess of the par value of those Shares, by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares, and the payment schedule in effect for any such promissory note shall be established by the Committee in its sole discretion; or

(D)          if expressly permitted by a resolution of the Committee applicable to this Option at the time of exercise (whether such resolution is applicable solely to this Option or is generally applicable to some or all Options outstanding under the Plan), by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Shares purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that the Option may not be exercised by delivery to the Company of certificates representing Shares, unless such Shares have been held by the Option Holder for more than six (6) months (or such other period of time as the Committee determines is necessary to avoid adverse financial accounting treatment to the Company). For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the Exercise Date.

(iii)         Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Option Holder) have the right to exercise the Option.

(iv)          Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of applicable securities laws.

(v)           Make appropriate arrangements with the Company for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(c)           As soon as practical after the Exercise Date, a properly executed certificate or certificates representing the purchased Option Shares shall be delivered to or at the direction of the Option Holder. If Options on less than all Option Shares evidenced by this Agreement are exercised, the Company shall deliver a new stock option agreement evidencing the Option on the remaining Option Shares upon delivery of this Agreement for the Option being exercised.

(d)           In no event may the Option be exercised for any fractional shares.

9.             TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS. Option Holder hereby acknowledges and agrees that (a) the Option is subject to certain limitations on transferability as set forth in the Plan, and (b) all Option Shares shall be subject to certain repurchase rights and rights of first refusal in favor of the Corporation and its assigns, as set forth in the Purchase Agreement and the Plan.

10.          COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and the Option Holder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the NASDAQ National Market, if applicable) on which the Stock may be listed for trading at the time of such exercise and issuance. The Option is subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, the Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11.          SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in this Agreement or the Plan, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Option Holder, Option Holder’s assigns and the legal representatives, heirs and legatees of Option Holder’s estate.

12.          NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Option Holder shall be in writing and addressed to Option Holder at the address indicated below the Option Holder’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or as of the second day after deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13.          GRANT SUBJECT TO PLAN. This Agreement and the Option are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between this Agreement and the Plan, the provisions of the Plan will control. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Option.

14.          CONSTRUCTION; SEVERABILITY. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this

Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

15.          GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to Delaware’s conflict-of-laws rules.

16.          STOCKHOLDER APPROVAL. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of Shares of Stock which may be issued under the Plan as last approved by the Company’s stockholders, then the Option shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares of Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17.          AMENDMENT. No amendment or modification of this Option may in any manner adversely affect the Option Holder’s rights hereunder without the Option Holder’s written consent.

18.          WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Committee, but only to the extent permitted under the Plan.

19.          AT WILL EMPLOYMENT. Nothing in this Agreement, the Grant Notice or the Plan shall confer upon Option Holder any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining Option Holder) or of Option Holder, which rights are hereby expressly reserved by each, to terminate Option Holder’s Service at any time for any reason, with or without cause. This Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Option Shares and the Option.

20.          ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION.

(a)           In the event the Option is initially designated as an Incentive Option in the Grant Notice, the Option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) the Option is exercised for one or more Option Shares: (i) more than three (3) months after the date Option Holder ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Option Holder ceases to be an Employee by reason of Permanent Disability. Nothing in this Section shall require that the Option Holder be allowed to exercise this Option, in whole or in part, after the expiration of the time periods specified in Section 5 hereof.

(b)           If Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Shares acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company’s principal place of business of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request.

21.          WITHHOLDING. The Company’s obligations to deliver shares of Stock upon the exercise of the Option shall be subject to the Option Holder’s satisfaction of all applicable federal, state and local income and other tax withholding requirements. Upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws. If expressly permitted by a resolution of the Committee applicable to this Option at the time of exercise (whether such resolution is applicable solely to this Option or is generally applicable to some or all Options outstanding under the Plan) payment of such taxes may be made through delivery of Shares of Stock or by withholding Shares to be issued under the Option, as provided in Section 13.2 of the Plan.

(Signatures on Following Page)

IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the day and year first above written.

SendGrid, Inc., a Delaware corporation

By:
Name:
Title:

OPTION HOLDER

Print Name:

Signature Page to SendGrid, Inc. Stock Option Agreement